(Write-down) and Gain (Loss) on Sale of Vessels, Conventional Tankers Dispositions - Summary of Pretax Profit and Components (Details) - Disposal Group, Held-for-sale or Disposed of by Sale, Not Discontinued Operations - Conventional Tankers - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Property, Plant and Equipment [Line Items]
Revenues	$ 0	$ 0	$ 8,030
Voyage expenses	0	0	(435)
Vessel operating expenses	0	0	(1,340)
General and administrative	0	0	(1)
Income from vessel operations	0	0	6,254
Interest expense	0	0	(142)
Foreign currency exchange loss	0	0	(4)
Net income before income tax expense	$ 0	$ 0	$ 6,108